TERRADATUM, LLC
                          AUDITED FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

                                 TERRADATUM, LLC
                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS REPORT                                              1

FINANCIAL STATEMENTS

         Balance Sheets                                                   2

         Statements of Operations and Members Equity                      3


         Statements of Cash Flows                                         4-5

         Notes to Financial Statements                                    6-13

                      Albright, Persing & Associates, Ltd.

                          CERTIFIED PUBLIC ACCOUNTANTS

                          1025 Ridgeview Dr., Suite 300

                               Reno, Nevada 89509

                          INDEPENDENT AUDITORS' REPORT

To the Members of
Terradatum, LLC

         We have audited the accompanying balance sheets of Terradatum, LLC as of July 31, 1999 and December 31, 1998, and the related statements of operations, and members equity and cash flows for the seven months ended July 31, 1999 and the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terradatum, LLC as of July 31, 1999 and December 31, 1998, and the results of its operations and its cash flows for the periods then ended, in conformity with generally accepted accounting principles.

September 30, 1999, except for Note 7, as to which the date is November 5, 1999

                                 TERRADATUM, LLC
                                 BALANCE SHEETS
                       JULY 31, 1999 AND DECEMBER 31, 1998

                                     ASSETS

                                                                                     1999                     1998
                                                                                  --------                  ---------
Current Assets:
     Cash                                                                        $    55,363              $    54,918
     Accounts receivable                                                              67,535                   68,774
     Costs in excess of billings                                                      35,700                   47,488
     Prepaid expenses                                                                  8,843                    1,496
                                                                                 -----------              -----------
              Total current assets                                                   167,441                  172,676
                                                                                 -----------              -----------

Computer Software and Equipment:
     Software                                                                      1,808,484                  449,772
     Equipment                                                                        23,022                   11,920
     Assets under capital leases                                                      61,617                   44,749
                                                                                 -----------              -----------
                                                                                   1,893,123                  506,441
     Less:  Accumulated depreciation and amortization                               (111,964)                 (50,376)
                                                                                 -----------              -----------
                                                                                   1,781,159                  456,065
                                                                                 -----------              -----------
Other Assets:
     Deposits                                                                            540                      540
                                                                                 -----------              -----------
              Total Assets                                                       $ 1,949,140              $   629,281
                                                                                 ===========              ===========



                         LIABILITIES AND MEMBERS EQUITY

Current liabilities:

     Accounts payable                                                            $    25,516              $     8,599
     Accrued payroll and taxes                                                            14                   22,812
     Billings in excess of costs                                                       9,268                   19,600
     Current portion of capital lease obligations                                     19,904                   12,610
     Short-term note payable                                                       1,369,577                     --
                                                                                 -----------              -----------
              Total current liabilities                                            1,424,279                   63,621

Capital Lease Obligations, net of current portion                                     28,246                   25,992
                                                                                 -----------              -----------

              Total Liabilities                                                    1,452,525                   89,613

Members Equity                                                                       496,615                  539,668
                                                                                 -----------              -----------

              Total Liabilities and Members Equity                               $ 1,949,140              $   629,281
                                                                                 ===========              ===========


    The accompanying notes are integral part of these financial statements.

                                 TERRADATUM, LLC
                  STATEMENTS OF OPERATIONS AND MEMBERS EQUITY
                    FOR THE SEVEN MONTHS ENDED JULY 31, 1999
                      AND THE YEAR ENDED DECEMBER 31, 1998

                                                                                   Seven
                                                                                   Months            Year
                                                                                   Ended             Ended
                                                                                  July 31,          December
                                                                                    1999            31, 1998
                                                                                 ---------          --------
Net Revenue                                                                      $ 837,355          $ 605,356
                                                                                 ---------          ---------

Operating Expenses:

     Research and development                                                         --              222,880
     Selling, general and administrative                                           872,342            287,086
                                                                                 ---------          ---------
         Total Operating Expenses                                                  872,342            509,966
                                                                                 ---------          ---------

         Operating Income (Loss)                                                   (34,987)            95,390
                                                                                 ---------          ---------

Other Expenses:

     Interest expense                                                               (5,623)            (4,315)
     Interest income                                                                   150               --
                                                                                 ---------          ---------
         Total Other Expenses                                                       (5,473)            (4,315)
                                                                                 ---------          ---------

         Net Comprehensive Income (Loss)                                           (40,460)            91,075

Members equity beginning of period                                                539,668               --
Member contributions                                                                 2,000            448,593
Member distributions                                                                (4,593)              --
                                                                                 ---------          ---------

Members Equity End of Period                                                    $ 496,615          $ 539,668
                                                                                 =========          =========

    The accompanying notes are integral part of these financial statements.

                                 TERRADATUM, LLC
                            STATEMENTS OF CASH FLOWS
                    FOR THE SEVEN MONTHS ENDED JULY 31, 1999
                      AND THE YEAR ENDED DECEMBER 31, 1998

                                                                                           Seven                Year
                                                                                           Months               Ended
                                                                                           Ended               December
                                                                                         July 31, 1999         31, 1998
                                                                                         -------------         --------
CASH FLOW FROM OPERATING ACTIVITIES

     Net Comprehensive Income (Loss)                                                     $ (40,460)           $  91,075
                                                                                         ---------            ---------
     Adjustments to reconcile net comprehensive income
         (loss) to net cash provided by operating
         activities:

              Depreciation and amortization                                                 61,588               50,376
              Change in bad debt allowance                                                   5,398                 --
              Noncash salaries for capital contributions                                      --                 33,000
              Noncash research and development costs for
                  capital contributions                                                       --                176,000
              Changes in assets and liabilities:
                   (Increase) in accounts receivable                                       (13,603)             (68,774)
                   (Increase) Decrease in costs in excess of billings                       11,788              (47,488)
                   (Increase) in prepaid expenses                                           (7,348)              (1,495)
                   (Increase) in other assets                                                 --                   (540)
                   Increase in accounts payable                                             34,760                8,599
                   Increase (Decrease) in accrued liabilities                              (22,798)              22,812
                   Increase (Decrease) in billings in excess
                      of costs                                                             (10,332)              19,600
                                                                                         ---------            ---------
                          Net Adjustments                                                   59,453              192,090
                                                                                         ---------            ---------

                             Net Cash Provided by Operating Activities                      18,993              283,165
                                                                                         ---------            ---------

CASH FLOW FROM INVESTING ACTIVITIES

     Capital contributions                                                                   2,000                8,593
     Purchase of equipment                                                                 (13,229)             (11,920)
     Capitalized software development costs                                                   --               (218,772)
                                                                                         ---------            ---------

                             Net Cash Used by Investing Activities                         (11,229)            (222,099)
                                                                                         ---------            ---------

CASH FLOW FROM FINANCING ACTIVITIES

     Principal payments on capital lease obligations                                        (7,319)              (6,148)
                                                                                         ---------            ---------

                          Net Cash Used by Financing Activities                             (7,319)              (6,148)
                                                                                         ---------            ---------

                          Net Increase in Cash                                                 445               54,918

Cash, Beginning of Period                                                                   54,918                 --
                                                                                         ---------            ---------

Cash, End of Period                                                                      $  55,363            $  54,918
                                                                                         =========            =========


   The accompanying notes are an integral part of these financial statements.

                                 TERRADATUM, LLC
                            STATEMENTS OF CASH FLOWS
                      FOR SEVEN MONTHS ENDED JULY 31, 1999
                      AND THE YEAR ENDED DECEMBER 31, 1998


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING TRANSACTIONS

                                                                                  Seven
                                                                                  Months                 Year
                                                                                  Ended                  Ended
                                                                                 July 31,               December
                                                                                   1999                 31, 1998
                                                                                   ----                 --------
Equipment purchased by incurring capital lease obligations                      $    16,868            $    44,749
                                                                                ===========            ===========

Software development costs capitalized for capital contributions                $      --              $   231,000
                                                                                ===========            ===========

Acquisition of 50% interest in LLC:

     Software                                                                   $ 1,356,585            $      --
     Related party receivable                                                        (9,444)                  --
     Related party payable                                                           17,843                   --
     Note payable to former 50% owner                                            (1,369,577)                  --
                                                                                -----------            -----------

         Capital account balance assumed                                        $    (4,593)           $      --
                                                                                ===========            ===========


SUPPLEMENTAL DISCLOSURE

     Interest paid                                                              $     5,623            $     4,315
                                                                                ===========            ===========


   The accompanying notes are an integral part of these financial statements.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

     This summary of significant accounting policies of Terradatum, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements

Description of Business
-----------------------

Terradatum, LLC was formed under the Washington Limited Liability Company statutes on November 7, 1997, and shall terminate on November 7, 2022. The company had no material operations in 1997. The Company provides customized computer software for multiple listing service (MLS) companies throughout the United States. After the initial installation, the Company's continuing services also include monthly services for software licensing and support. On September 20, 1999, Terradatum, LLC transferred all its assets and liabilities, except for the short-term note payable of $1,369,577, into TDT, LLC, a Nevada limited liability company. Immediately after the transfer, TDT, LLC entered into an Agreement and Plan of Merger with HomeSeekers.com, Inc. and XMLS, LLC, a wholly owned subsidiary of HomeSeekers.com, Inc., wherein TDT, LLC was merged into XMLS, LLC, in exchange for stock and cash.

Equipment
---------

Equipment, including equipment under capital leases, are stated at cost. Depreciation, which includes amortization of assets recorded under capital leases, is calculated using the straight-line method over estimated useful lives ranging from 3 to 7 years. Depreciation expense charged to operations in 1999 and 1998 was $8,929 and $5,399, respectively.

Income Taxes
------------

The Company as a Limited Liability Company is taxed under the provisions of Subchapter K of the Internal Revenue Code. Under those provisions, the Company does not pay federal income taxes on its income. Instead, the members are liable for individual federal income taxes on their respective portions of the Company's taxable income. No provision for income tax is recorded in the accompanying financial statements.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES- Continued
--------------------------------------------------------------------

Financial Statement Estimates
-----------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Concentrations of Credit Risk
-----------------------------

Financial instruments which potentially subject the Company to credit risk consist primarily of cash in bank, and trade receivables. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company extends credit to its customers in the ordinary course of business. At July 31, 1999 and December 31, 1998, substantially all of the accounts receivable are due from customers within the real estate and related industries.

Concentrations of Operations
----------------------------

All of the Company's current product offerings are designed for use by persons and or MLS companies operating in the national domestic real estate market. Any recessionary pressures or other disturbances in the national real estate market could have an adverse effect on the Company's operations.

Amortization
------------

The cost of capitalized software costs is being amortized on the straight line basis over the remaining estimated economic life of the software of five years.

Amortization expense charged to operations in 1999 and 1998 was $52,473 and $44,977, respectively.

Revenue Recognition
-------------------

In accordance with Statement of Position (SOP) 97-2, Software Revenue Recognition, since the Company's software requires significant modification and customization, revenue is recognized on the percentage-of-completion method in conformity with Accounting Research Bulletin No. 45, using the relevant guidance in SOP 81-1.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES- Continued
--------------------------------------------------------------------

Risks and Uncertainties
-----------------------

The Company has a limited operating history under its current business model, and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. These risks include the failure to develop and extend the Company's Internet-based software to a greater market, and the rejection of the Company's software products by its limited market.

Software Development Costs
--------------------------

The Company capitalizes certain software development costs in accordance with Statement of Financial Accounting Standard (FASB) No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Under the provisions of FASB 86, the Company capitalized computer software development costs from the point technological feasibility was established until the time when the product is available for general release to the public. Research and development costs, consisting of software development costs incurred until the point of technological feasibility, are charged to operations when incurred. The amounts charged in 1999 and 1998 were $-0- and $222,880, respectively.

Comprehensive Income
--------------------

The Company adopted SFAS No. 130, Reporting Comprehensive Income, during 1999. The Company is required to display comprehensive income (loss) and its components as part of the financial statements. Other comprehensive income
(loss) includes certain changes in equity that are excluded from net income
(loss). The Company has no material components of other comprehensive income
(loss), and, accordingly, the comprehensive loss is the same as the net income
(loss) for all periods presented.

Asset Impairment
----------------

     The Company reviews its intangibles and other long-lived assets periodically in accordance with Statement of Financial Accounting Standard "SFAS" No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, to determine potential impairment by comparing the carrying value of the assets with estimated undiscounted future cash flows expected to result from the use of the assets, including cash flows from disposition. Based on this analysis, if the sum of the expected future undiscounted net cash flow is less than its carrying value, the Company would determine whether an impairment loss should be recognized. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the asset being evaluated for impairment. Management determined that there was no impairment of the Company's intangible and long-lived assets as of July 31, 1999 and December 31, 1998.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 2 - ACCOUNTS RECEIVABLE
----------------------------

Accounts receivable consist of the following:

                                                 July 31,           Dec. 31,
                                                  1999               1998
                                                  ----               ----

     Trade receivables                          $    72,933       $    68,076
     Related party receivables                            -               698
                                                -----------       -----------
                                                     72,933            68,774
     Less: allowance for bad debts                   (5,398)                -
                                                -----------       -----------

                                                $    67,535       $    68,774
                                                ===========       ===========

Accounts receivable as of the end of 1998 are deemed to be collectible therefore no allowance for doubtful accounts have been recorded.

NOTE 3 - UNCOMPLETED CONTRACTS
------------------------------

Revenues, costs and billings on uncompleted contracts are summarized as follows:

                                                July 31,           Dec. 31,
                                                  1999               1998
                                                  ----               ----

  Percentage-of-completion revenues            $  660,142       $   519,100
  Billings to date                                633,710           491,212
                                              -----------       -----------

                                              $    26,432       $    27,888
                                              ===========       ===========

  Included in the accompanying balance sheet
       under the following captions:
           Costs and estimated earnings in excess
               of billings on uncompleted contracts    $   35,700    $   47,488
           Billings in excess of costs and estimated
               earnings on uncompleted contracts           (9,268)      (19,600)
                                                       ----------    ----------

                                                       $   26,432    $   27,888
                                                       ==========    ==========

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 4 - CAPITAL LEASE OBLIGATIONS
----------------------------------

The Company is the lessee of computer equipment under capital leases expiring in various years through 2003. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases charged to expense in 1999 and 1998 was $6,643 and $4,910, respectively.

Capital lease obligations consist of the following:

                                                                                     July 31,          Dec. 31,
                                                                                      1999               1998
                                                                                      ----               ----

     Capital lease payable to InterWest Leasing, dated March, 1998, payable at
       $620 per month, including interest imputed at 21% per annum, maturity
       March, 2001, secured by certain computer equipment.                           $ 11,134          $ 13,271

     Capital lease payable to InterWest Leasing, dated July, 1998, payable at
       $876 per month, including interest imputed at 22% per annum, maturity
       June, 2001, secured by certain computer equipment.                              16,968            19,738

     Capital lease payable to Dell Financial Services, dated November, 1998, payable at $342 per month including interest imputed at 32% per annum, maturity November, 2000, secured by certain computer equipment,
       personally guaranteed by a member.                                               4,561             5,593

     Capital lease payable to InterWest Leasing, dated February, 1999, payable at $271 per month, including interest imputed at 17% per annum, maturity
       January, 2003, secured by certain computer equipment.                            8,174                --


                                       10

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 4 - CAPITAL LEASE OBLIGATIONS - Continued
----------------------------------

     Capital lease payable to FirstCorp Leasing, dated April, 1999, payable at
       $112 per month, including interest imputed at 15% per annum, maturity
       March, 2002, secured by certain computer equipment.                              2,817              --

     Capital lease payable to FirstCorp Leasing, dated April, 1999, payable at
       $178 per month including interest imputed at 15% per annum, maturity
       March, 2002, secured by certain computer equipment.                             4,496               --
                                                                                  ----------       -----------
                                                                                      48,150            38,602
     Less Current Portion                                                            (19,904)          (12,610)
                                                                                  ----------       -----------

Long Term Capital Lease Obligation                                              $     28,246       $    25,992
                                                                                ============       ===========


Minimum future lease payments under capital leases as of July 31, 1999 for each of the next five years and in aggregate are:

                      Year Ended July 31,                         Amount
                      -------------------                         ------

                           2000                                  $ 31,173
                           2001                                    27,163
                           2002                                     5,569
                           2003                                     2,074
                                                                 --------

                  Total minimum lease payments                     65,979

                  Less: taxes                                      (4,774)
                                                                 --------

                  Net minimum lease payments                       61,205

                  Less: amount representing interest              (13,055)
                                                                 --------

                  Present value of minimum lease payments        $ 48,150
                                                                 ========


Certain capital leases provide for purchase options. Generally, purchase options are at prices representing the expected fair value of the property at the expiration of the lease term.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 5 - SHORT-TERM NOTE PAYABLE
--------------------------------

On July 9, 1999, the Company's principal members, DataTech Services, Inc. and Alpenglow, Inc., each of whom were owners of 50% membership interests in the Company, entered into a Mutual Release and Settlement Agreement to settle a lawsuit regarding the ownership of the Company. The agreement calls for Terradatum, LLC to purchase the 50% interest of Alpenglow, Inc. for $1,500,000.

The Company recorded the transaction as a purchase transaction, revaluing, on a pro rata basis, the Company's assets and liabilities due to the significant change in ownership.

Short-term note payable consists of the following:

                                                                                July 31,           Dec. 31,
                                                                                  1999               1998
                                                                                  ----               ----
     Note payable to Alpenglow, Inc., former 50% owner of the Company, dated
       July 27, 1999, payable in ten installments of $10,000 per month through
       July 1, 2000 and one lump sum payment of $1,400,000 payable on July 9,
       2000, non-interest bearing unless default occurs, in which case interest accrues on defaulted payment at 10% per annum, note discounted to effective interest rate of 10% per annum, secured by security interest
       in accounts receivable.                                                  $ 1,369,577      $          -
                                                                                ===========      ============

NOTE 6 - COMMITMENTS
--------------------

Operating Leases
----------------

The Company leases office equipment and computer equipment under operating leases expiring in various years through 2000. None of the operating leases have remaining terms in excess of one year.

                                 TERRADATUM, LLC
                          NOTES TO FINANCIAL STATEMENTS
                       JULY 31, 1999 AND DECEMBER 31, 1998

NOTE 7 - SUBSEQUENT EVENTS
--------------------------

Purchase of Company
-------------------

On September 20, 1999, the Company transferred all its assets and liabilities, except for the short-term note payable of $1,369,577, into TDT, LLC, a Nevada limited liability company. Immediately after the transfer, TDT, LLC entered into an Agreement and Plan of Merger with HomeSeekers.com, Incorporated, and XMLS, LLC, a wholly owned subsidiary of HomeSeekers.com, Incorporated, wherein TDT, LLC was merged into XMLS, LLC, in exchange for stock and $200,000 in cash.

New Borrowings
--------------


In September, 1999, TDT, LLC borrowed $97,300 from HomeSeekers.com, Incorporated No set repayment terms have been specified.